SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2015

EXEO ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190690	45-2224704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4478 Wagon Trial Ave., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 361-3188

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Resignation of Independent Registered Public Accounting Firm

On March 20, 2015, the Board of Directors (the “Board”) of Exeo Entertainment, Inc. (the “Company”) dismissed De Joya Griffith, LLC as the independent registered public accounting firm for the Company, effective immediately.

Other than an explanatory paragraph included in the audit report of De Joya Griffith, LLC for the Company’s fiscal year ended November 30, 2014 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit report of De Joya Griffith, LLC on the Company’s financial statements for the fiscal year ended November 30, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s 2013 and 2014 fiscal years, and through the date of this Current Report on Form 8-K, (1) there were no disagreements with De Joya Griffith, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya Griffith, LLC would have caused De Joya Griffith, LLC to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have asked De Joya Griffith, LLC to review this disclosure before this current report on Form 8-K is filed with the Commission, and we have provided De Joya Griffith, LLC with the opportunity to furnish us with a letter addressed to the Commission indicating whether De Joya Griffith, LLC agrees with the statements made by us.

(b)	Appointment of Independent Registered Public Accounting Firm to Replace the Prior Independent Accountant

On March 20, 2015, upon approval of the Company’s Board of Directors, the Company engaged KLJ & Associates, LLP, Certified Public Accountants, the Company’s independent accountant to audit the Company’s financial statements, and to perform reviews of interim financial statements. During the Company’s fiscal years ended 2013 and 2014, and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf, consulted with KLJ & Associates, LLP, regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by KLJ & Associates, LLP on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (defined below) with De Joya Griffith, LLC or a reportable event (defined above) with respect to De Joya Griffith, LLC.; and (iii) none of the following was provided to the Company by KLJ & Associates, LLP during the Company’s fiscal years ended 2013 and 2014, and through the date of this Current Report on Form 8-K: (a) a written report, or (b) oral advice that KLJ & Associates, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing, or a financial reporting issue; or (c) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of Consent from De Joya Griffith, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exeo Entertainment, Inc.

/s/  Robert Scott Amaral
Robert Scott Amaral, its
Chief Executive Officer

Date:    March 23, 2015